CAPROCK OIL

Opportunity on the Horizon

Corporate Presentation
July 2014

Safe Harbor Statement

Caprock Oil, Inc. (Caprock) cautions you that statements and information included in the following slides that are not a description of historical facts are forward-looking statements that involve risks and assumptions that, if they materialize or do not prove to be accurate, could cause Caprock's results to differ materially from historical results or those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that Caprock will be unable to raise sufficient capital to fund the projects necessary to meet its anticipated or stated goals and milestones; the risk that current drilling and production activities are not indicative of the success of subsequent drilling and production activities; difficulties or delays in acquiring, developing, drilling, producing and marketing of Caprock's drilling opportunities, prospects and acquisition candidates; and other risks and uncertainties more fully described in Caprock's press releases and periodic filings with the Securities and Exchange Commission. Caprock's public filings with the Securities and Exchange Commission are available at http://www.sec.gov.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. Caprock does not intend to update any forward-looking statement included in the slides to reflect events or circumstances arising after the date on which it was made. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.

Overview

- Caprock Oil, Inc. (formerly, Stratum Holdings, Inc.) is an energy oriented holding company located in Houston, Texas, whose operations are presently focused on the Exploration & Production business on the Gulf Coast.

- Caprock owns working interests in approximately 50 producing oil and gas wells in Texas and Louisiana with current net production of approximately 80 barrels of oil and 175 Mcf of gas per day, or a combined total of approximately 100 barrels of oil equivalent per day. As of year-end 2013, Caprock has total proved oil and gas reserves of nearly 530,000 barrels of oil equivalent with undiscounted future net revenues of approximately $20.3 million.

- In March 2014, we completed the corporate acquisition of a private company, Cinco NRG, LLC through a share exchange agreement. As a result of the Cinco acquisition, Caprock now has various non-operated working interests in a currently producing field in South Texas and a near term drilling prospect in Louisiana as well as a 50% non-operated working interests in three high potential drilling prospects in Alabama.

- Our Common Stock is quoted on the OTC Bulletin Board under symbol "ROKO" with 51,088,276 shares presently outstanding and a total market capitalization of approximately $51 million (as of July 3, 2014).

Corporate Growth Objectives

- With a balanced portfolio consisting of our three new drilling prospects in Alabama as well as our legacy producing properties in Texas and Louisiana, Caprock is well positioned to increase Shareholder Value through a focused approach on both organic growth and acquisition opportunities in the domestic Exploration & Production business.

- We are presently seeking equity financing of up to $8 million, primarily to finance our share of the drilling and completion costs for the three high potential drilling prospects in Alabama and the near term drilling prospects in Louisiana as well as other potential opportunities.

- As a secondary objective, we are seeking capital financing (equity and debt) to make multiple acquisitions of oil oriented producing properties, with high exploitation potential, around our core operating area in the Gulf Coast area in the size range of $5 million to $10 million each.

- In that regard, we are considering the full range of potential acquisition opportunities around our core operating area, including the following:

  - Acquisition of Producing oil and gas properties
  - Acquisition of Undeveloped Acreage
  - Drilling of low risk Development type oil and gas wells

- Our Management Team has substantial experience in the acquisition and financing of domestic oil and gas properties and has participated in the creation and development of several public and private oil and gas companies with several hundred million dollars of market capitalization.



The secret of success is to be ready when your opportunity comes

FIELD OPERATION SUMMARIES

Current Projects



6
7
4
5
2
3
1

Field Name	Production Status	Location
1. Kibbe-Moos Field	Existing Production	Duval and Jim Wells Counties, Texas
2. Burnell Field	Existing Production	Karnes and Bee Counties, Texas
3. Bloomington Field	Newly Acquired Production	Victoria County, Texas
4. Legacy Non-Operated Properties	Existing Production	Mostly in South Louisiana
5. Napoleonville Attic Prospect	Near-term Drilling Prospect	Assumption Parish, Louisiana
6. North Excel Prospects	Mid-Term Drilling Prospect	Monroe County, Alabama
7. Satellite Prospects (two separate prospects)	Mid-Term Drilling Prospect	Monroe County, Alabama

Kibbe & Moos Fields



Duval County
Jim Wells County
Nueces County
Kleberg County
Jim Hogg County
Kenedy County
Apache
Devon
Hilcorp
Jetta Operating
EOG Res.
OXY USA
Newfield
Moos Field
Caprock's Interest
6 Wells
Gross Production
16 Bopd & 17Mcfd
Kibbe Field
Caprock's Interest
9 Wells
Gross Production
27 Bopd & 7 Mcfd
Legend: Caprock Headington Oil OXY USA TexPetrol EOG Res. Newfield Jetta Op. Mestena Apache Hilcorp Devon

- Kibbe (also known as the Premont field) and Moos are two adjacent long-lived, conventional oil and gas fields in Duval and Jim Wells Counties, which are majority owned and company operated. Together, they comprise approximately 3,700 gross acres in multiple leases. We acquired our working interest in this combined field in the early 2000's and have gradually increased the level of oil and gas production through workovers and reservoir management.

- We currently have 13 productive wells in the Kibbe-Moos field which are completed in a number of different producing formations at various intervals ranging in depths from 3,000 to 5,500 feet. Our net production from these wells aggregated approximately 30 barrels of oil and 8 Mcf of gas per day in 2013. Our share of the combined oil and gas revenues from the Kibbe-Moos field totaled over $1,100,000 in 2013.

- Our net proved oil and gas reserves in the Kibbe-Moos field as of December 31, 2013 amounted to 137,500 barrels of oil and 7,000 Mcf of gas. Our share of the undiscounted future net revenues attributable to these reserves is equal to approximately $6,500,000.

- We recently commissioned a field study of the Kibbe-Moos field by a highly experienced Gulf Coast exploration geologist. That field study will evaluate approximately 15-20 well bores and is anticipated to identify multiple recompletion opportunities.

Burnell Field


Karnes County
Bee County
Burnell Field
Caprock's Interest
5 Wells
Gross Production
53 Bopd & 114 Mcfd
Legend:

- Burnell is a long-lived, conventional oil and gas field in Karnes and Bee Counties, Texas, which is majority owned and company operated. It comprises approximately 2,800 gross acres in seven separate leases. We acquired our working interest in this field in the early 2000's and have gradually increased the level of oil and gas production through workovers and reservoir management.

- We currently have five productive wells in the Burnell field which are completed in the Luling and Massive formations at perforations ranging in depths from 6,000 to 7,000 feet. Our net production from these wells aggregated approximately 35 barrels of oil and 72 Mcf of gas per day in 2013. Our share of the combined oil and gas revenues from the Burnell field totaled nearly $1,300,000 in 2013.

- Our net proved oil and gas reserves in the Burnell field as of December 31, 2013 amounted to 225,400 barrels of oil and 168,000 Mcf of gas. Our share of the undiscounted future net revenues attributable to these reserves is equal to approximately $9,700,000.

- We recently commissioned a field study of the Burnell field by a highly experienced Gulf Coast exploration geologist. That field study will evaluate approximately 5-10 well bores and is anticipated to identify multiple recompletion opportunities.

Bloomington Field

- Bloomington Field is a normally pressured water drive field in the Frio Oil Trend of Victoria County, Texas, and was discovered in April 1947. Caprock has a 10% non-operated working interest in a horizontal redevelopment project in the Bloomington Field. The following parameters relate to this project.

- Acres in Project: ~ 300

- Estimated Gross Project Reserves
  - Proved Producing – 300,000 Bbls
  - Proved Undeveloped – 750,000 Bbls

- Current Production: Heins #2H Well – 100 BOPD

- Recent Drilling: Heins #4H Well – Being Completed
  Heins #3H Well – Pilot Well

- Additional Wells to be Drilled: 1

- Number of Pay Sands: 1

- Depth to Objective: 4,650' TVD

- Dry Hole Cost per Well: $950,000

- Completed Cost per Well: $1,700,000

Bloomington Field Horizontal Redevelopment


2nd Greta Lateral
Planned for Q2 2014
~300 Potentially Productive
Acres Under Lease
PDE Heins #2H
370' Greta Lateral
Comp. Aug. 2013: 100% Oil
Avg. Prod. Dec. 2013: 133 BOPD
(Water rate not reported)
Original OW Contact -4,610' ~1,100
Productive Acres
OOIP (BEG) 69 MMBO Produced
(RRC) 33 MMBO
Recovery Efficiency 48%
Bloomington Field
Victoria Co., Texas
Structure:
Top Greta Sand
0
1000
2000
3000 ft
Suspended Gas Well
Suspended Oil & Gas Well
Shut-in Oil
Location Only
Abandoned Gas Well
Gas Injection Well
Location Only
Oil Well
Plugged Oil & Gas
Location Only
Gas Well
Dry Hole
Multi Zone Gas Well
Plugged Oil
Multi Zone Oil Well
Multi Zone Oil & Gas Well
Abandoned Location
Service Well
Junked & Abandoned
Abandoned Oil Well
Water Injection Well
-4540
-4560
-4580
-4600
-4640

Legacy Non-operated Properties

- Caprock owns legacy working interests in various non-operated oil and gas properties which are mostly located in South Louisiana (such working interests range up to 50% but are typically smaller). In addition to the legacy properties in South Louisiana, we own non-operated working interests in several small properties located in Kansas, Oklahoma and Texas.

- Our largest non-operated oil and gas property is the Egan field, in Acadia Parish, Louisiana, in which we own a 12.5% working interest. There are currently 8 producing oil and gas wells in this field. ***Additionally, there is exploration potential for up to three Deeper Wilcox wells in the Egan Field with prospective gas reserves of up to 5 Bcf each***.

- We currently own legacy working interests in approximately 25 productive wells in various producing formations in the States of Louisiana, Kansas, Oklahoma and Texas. Our net production from these wells aggregated approximately 100 Mcf of gas and 6 barrels of oil and per day in 2013. Our share of the combined oil and gas revenues from these wells totaled nearly $400,000 in 2013.

- Our net proved oil and gas reserves in the legacy non-operated oil and gas properties as of December 31, 2013 amounted to 33,300 barrels of oil and 503,000 Mcf of gas. Our share of the undiscounted future net revenues attributable to these reserves is equal to approximately $3,000,000.

Napoleonville Attic Prospect

- Napoleonville Field is a piercement salt dome located in Assumption Parish, Louisiana, and was discovered in the 1940's. Upon the successful conclusion of a farmout agreement with another company, Caprock will have a 5% non-operated working interest in a near term drilling project in the Napoleonville Field. The following parameters relate to this project.

- Acres in Project: ~ 140

- Estimated Gross Project Reserves -
  - Proved Undeveloped – 2,382,000 Bbls

- Additional Wells to be Drilled: 2

- Number of Pay Sands: 3

- Depth to Objective: 11,600' TVD

- Dry Hole Cost per Well: $2,650,000

- Completed Cost per Well: $4,445,000

Napoleonville Attic Prospect



Hensarling #1
Cris R III:
Producing 400 BOPD
Estimated 0.450 MMBO
Recoverable Attic
to Simoneaux #1
Proposed Well
Energy Templet #1

- Napoleonville Field is a piercement salt dome located in Assumption Ph., Louisiana. Since the 1940's the dome has produced over 158 BCF of gas and 14.8 MMBO mainly from fault intersection traps on the north flank of the feature. A 3D seismic survey was reprocessed in 2012 facilitating more precise fault definition.
- 2Q 2014 – the operator plans a 12,722' (12,500' TVD) directional well, in which Caprock will participate, to test the Cris R IV Sand updip of the Simoneaux #2 well. The Simoneaux #2 produced 0.204 MMBO from the Cris R IV before watering out in 1963. Additionally it will penetrate Prospective Cris R V and VI updip of the #2 which was wet in this interval.
- Estimated Cris R IV total attic oil volume is about 0.653 MMBO. Recovery for this proposed well from the Cris R IV Sand is 0.450 MMBO, leaving a possible 0.203 MMBO attic to the proposed reservoir penetration point.

PAN AMERICAN Simoneaux #1
(1957)
API 170070014400



60' net sd
42' net sd

North Excel Prospect

- The North Excel Prospect is a basement supported three way closure located in Monroe County, Alabama. Caprock has a 50% non-operated working interest in a mid term drilling project in the North Excel Field. The following parameters relate to this project.

- The North Excel Prospect is a low risk Frisco City Sand in-field opportunity based on recent 3-D seismic interpretation. The North Excel Field was discovered in 1992 from 2-D seismic data and two separate 3-D seismic surveys were subsequently shot over the entire structure.

- Acres in Project: ~ 600

- Estimated Gross Project Reserves -
  - Proved Undeveloped – 580,000 Bbls

- Wells to be Drilled: 2

- Number of Pay Sands: 1

- Depth to Objective: 12,000' +- TVD

- Dry Hole Cost per Well: $1,400,000

- Completed Cost per Well: $2,750,000

North Excel Prospect



Proposed Spooner N Excel #1
Proposed Spooner N Excel #2
BTA Oil Jordan #1 Produced 459 MBO From Frisco City Sand
Frisco City Amplitude and Structure Map
A
A'
B
B'
C
C'
D
D'
E
E'
33
34
T6N R7E
263,675 BO
34,092 BO
169,956 BO
236,039 BO
459,177 BO
1,662 BO

North Excel Prospect



A
A'
Seismic Line A – A'
459,177 BO
BTA OIL
Jordan
1,662 BO
ARAXAS
Ruple
142,232 BO Nor.
Proposed Spooner
N Excel #1
Frisco City
Sand
Norphlet

Satellite Prospect

- The Satellite Prospect in the North Monroeville Field is a basement supported four way closure located in Monroe County, Alabama. Caprock has a 50% non-operated working interest in a mid term drilling project in the Satellite Prospect. The following parameters relate to this project.

- The Satellite Prospect consists of two separate and distinct four way closures which are located less than a mile from the North Monroeville Field where six wells have produced over 3.4 million barrels of oil from the Frisco City formation.

- Acres in Project: ~ 300

- Estimated Gross Project Reserves -
  - Possible - 825,000 Bbls

- Wells to be Drilled: 2

- Number of Pay Sands: 1

- Depth to Objective: 12,000' +- TVD

- Dry Hole Cost per Well: $1,400,000

- Completed Cost per Well: $2,750,000

Satellite Prospect

Satellite Prospect
Potential Reserves:
0.825 MMBO


B
Monroeville
A
North Monroeville Field
3.368 MMBO Cumulative Production

Property and Prospect Summary

- Estimated Net Oil & Gas Volumes –
  - Proved Producing Reserves 530,000 Bbls equivalent
  - Proved Undeveloped Reserves 472,200 Bbls equivalent
  - Probable/Possible Reserves 412,500 Bbls equivalent
  - Total 3P Reserves 1,414,700 Bbls equivalent
  - Exploratory 312,500 Bbls equivalent
  - Total Resource Potential 1,727,200 Bbls equivalent
- Gross Acreage –
  - Developed 6,500 Acres
  - Undeveloped 1,340 Acres
- Gross Producing Oil & Gas Wells 55 Wells
- Net Oil & Gas Production (daily) 80 Bbls of Oil
  175 Mcf of Gas



Innovation distinguishes between a leader and a follower

CAPROCK OIL LEADERSHIP

Corporate Leadership

Management Team

Steven H. Mikel was appointed as our President & Chief Executive Officer in May 2014. He has over 30 years' experience in both the financial and operating sides of the oil and gas business. From 2004 to 2011, he served as President & CEO of various private equity funded Chroma companies. He also served as President & CEO of Southern Mineral Corp., a NASDAQ company, from 1995 to 2001. He was co-founder and Managing Director of Resources Investment Management Company (RIMCO), an oil and gas investment company, from 1984 to 1993.

D. Hughes Watler, Jr. has served as our Chief Financial Officer since February 2007 and also functioned as our Chief Executive Officer from April 2013 to May 2014. Previously, Mr. Watler served as Senior Vice President & Chief Financial Officer of Goodrich Petroleum Corporation (NYSE: GDP) from 2003 to 2006 and as a financial officer of several other public and private energy companies. He was formerly an audit partner with Price Waterhouse LLP

James W. (Jamie) Holmes was appointed as our Vice President - Exploration in October 2013. Mr. Holmes has over 30 years of experience in the oil and gas industry beginning his career at Tenneco Oil Company where he managed a major Gulf of Mexico exploration program. He subsequently participated in the startup of Newfield Exploration Company (NYSE: NFX), a leading offshore exploration company. He has also managed the exploration programs of several other independent oil and gas companies.

Board of Directors

D. Hughes Watler, Jr. was elected a director in September 2013. Mr. Watler has served as our Chief Financial Officer since February 2007 and has also functioned as our Chief Executive Officer from April 2013 to May 2014. Previously, Mr. Watler served as Senior Vice President & Chief Financial Officer of Goodrich Petroleum Corporation (NYSE: GDP) from 2003 to 2006 and as a financial officer of several other public and private energy companies. He was formerly an audit partner with Price Waterhouse LLP.

Robert G. Wonish was named as a director in March 2014 in conjunction with closing of the Cinco acquisition. Mr. Wonish has served as the President of a privately-owned oil and gas company in Houston, since 2009, and was also a founder of Cinco. He has nearly 40 years of experience as an engineer in the oil and gas industry. He previously served as an executive officer and member of our Board of Directors from May 2006 to March 2008. Mr. Wonish was also a member of the Board of Directors of Enerjex Resources, Inc. (OTC: EJXR) for several years.

Christopher T. George was also named as a director in March 2014. Mr. George is currently Director, Oilfield Services Group, with PLS, Inc., a privately owned energy transaction advisory firm, based in Houston. Prior to his present position, Mr. George was Senior Advisor – Corporate Development of Southwestern Energy, Inc. (NYSE: SWN), from October 2008 to March 2013. Previously, he served as a financial analyst covering the energy industry with Capital One Southcoast from March 2004 to July 2007.



Nothing is more expensive than a missed opportunity

EQUITY OFFERING

Equity Offering Summary

- Up to a maximum of $8,000,000 of Units priced at $2.00 per Unit.
- Each Unit: two shares of Common Stock priced at $1.00 each and a Series A Warrant to buy one share for $2.00 with a three year term.
- The primary use of proceeds will be to finance ROKO's share of the drilling and completion costs for the three high potential drilling prospects in Alabama and the near term drilling prospects in Louisiana as well as other potential opportunities.

Advisors and Business Partners

Haynes and Boone (Legal Services)

Haynes and Boone, LLP is an international corporate law firm with offices in Texas, California, New York, Washington, D.C., Mexico City and Moscow. We have been a client of Haynes and Boone since 2006. The Haynes and Boone partner who coordinates the firm's legal services to Caprock is Steven Buxbaum.

Malone Bailey (Auditing Services)

MaloneBailey, LLP, with offices in Houston, New York, Beijing and Shenzhen (China), is a market-leading, full-service accounting firm delivering high-quality small and middle-market private and public company audit and tax services. We have been a client of MaloneBailey since 2008. The MaloneBailey partner who currently coordinates the firm's auditing services to Caprock is George Ojn.

Texas Capital Bank (Banking Services)

Texas Capital Bank, with offices in Dallas and Houston, is a commercial bank that delivers highly personalized financial services to Texas-based businesses with more than $5 million in annual revenue. Since 2008, we have had an oil and gas reserve based, revolving credit agreement with Texas Capital Bank's Energy Services division.

Insperity, Inc. (Human Resources)

Insperity, Inc., previously known as Administaff, Inc., is a professional employer organization with its headquarters in Houston, Texas. Our payroll and employee benefit programs, such as group medical/dental insurance and a Section 401(k) savings plan, are administered through Insperity. We have been a client of Insperity since 2010.

P2 Energy Solutions (Accounting System)

P2 Energy Solutions, with offices in Denver and Houston, provides financial and accounting management software, geospatial data, land asset management tools, well lifecycle management solutions and outsourcing services to the energy sector. Since 2008, we have licensed P2 Energy's BOLO software as our primary accounting system.

CAPROCK OIL

Opportunity on the Horizon

Corporate Presentation
July 2014

